Exhibit 99.1

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
             (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF
                          TITLE 18,UNITED STATES CODE)

Pursuant to section 906 of the  Sarbanes-Oxley  Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of Alternative Technology Resources, Inc., a Delaware corporation (the "Company"), does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the quarter ended March 31, 2003 as filed with the Securities and Exchange Commission (the " Form10-Q") that, to the best of their knowledge:

     (1) the Form10-Q fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: May 15, 2003                                    /S/ JEFFREY S. MCCORMICK
                                                       -------------------------
                                                       Jeffrey S. McCormick
                                                       Chief Executive Officer


Dated: May 15, 2003                                    /S/ JAMES W. CAMERON, JR.
                                                       -------------------------
                                                       James W. Cameron, Jr.
                                                       Chief Financial Officer



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